UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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VALUECLICK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ValueClick, Inc.
30699 Russell Ranch Road, Suite 250
Westlake Village, CA 91362
(818) 575-4500

April 28, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of ValueClick, Inc., a Delaware corporation (the “Company” or “ValueClick” or, in the first person, “we”, “us” and “our”), to be held on Friday, June 2, 2006, at 9:00 a.m., Pacific Time, at the Company’s corporate offices located at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362.

The Annual Meeting has been called for the purpose of (i) electing five members to the Board of Directors of ValueClick to serve until the next annual meeting of ValueClick stockholders and until their successors have been elected and qualified and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors of the Company has fixed the close of business on April 3, 2006 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company recommends that you vote “FOR” the election of the nominees of the Board of Directors as directors of the Company.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY IS REVOCABLE UP TO THE TIME IT IS VOTED, AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

James R. Zarley
Chairman of the Board, Chief Executive Officer and President

ValueClick, Inc.
30699 Russell Ranch Road, Suite 250
Westlake Village, CA 91362
(818) 575-4500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Friday, June 2, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of ValueClick, Inc. (the “Company” or “ValueClick”) will be held on Friday, June 2, 2006, at 9:00 a.m., Pacific Time, at the Company’s corporate offices located at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362. The Annual Meeting is being called for the purpose of considering and voting upon:

1.              The election of five members to the Board of Directors of ValueClick to serve until the next annual meeting of ValueClick stockholders and until their successors have been elected and qualified; and,

2.                Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 3, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock, par value $.001 per share, at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

Directions to the Company can be obtained by contacting the Company at (818) 575-4500.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY IS REVOCABLE UP TO THE TIME IT IS VOTED, AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

By Order of the Board of Directors

Scott P. Barlow
Secretary

Westlake Village, California
April 28, 2006

ValueClick, Inc.
30699 Russell Ranch Road, Suite 250
Westlake Village, CA 91362

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Friday, June 2, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ValueClick, Inc. (the “Company” or “ValueClick”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Friday, June 2, 2006 at 9:00 a.m., Pacific Time, and any adjournments or postponements thereof. The Annual Meeting will be held at the Company’s corporate offices located at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362.

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

1.                The election of five members to the Board of Directors of ValueClick to serve until the next annual meeting of ValueClick stockholders and until their successors have been elected and qualified; and,

2.                Such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about May 1, 2006 in connection with the solicitation of proxies for the Annual Meeting. The Board has fixed the close of business on April 3, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, par value $.001 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 102,430,962 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 822 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each nominee as a director of the Company.

Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. With respect to the election of a director, votes may be cast for or withheld from the nominee. Votes cast for the nominee will count as “yes” votes; votes that are withheld from the nominee will not be voted with respect to the election of the nominee although they will be counted when determining whether there is a quorum. Broker non-votes and abstentions will have no effect on the outcome of the election of directors.

Stockholders of the Company are requested to complete, date, sign, and return the accompanying Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted “FOR” the election of the nominees for director listed in this Proxy Statement. It is not anticipated that any matters other than the election of directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Any properly completed proxy may be revoked at any time before it is voted on any matter by giving written notice of such revocation to the Secretary or Assistant Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

The Annual Report to stockholders of the Company, which includes the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Fiscal 2005”), is being mailed to stockholders of the Company concurrently with this Proxy Statement. Except where otherwise incorporated by reference, the Annual Report and Annual Report on Form 10-K are not a part of the proxy solicitation material.

CORPORATE GOVERNANCE

Independence of Directors

We have established standards of independence for our Board that comply with the standards of independence set forth in the Marketplace Rules of The Nasdaq Stock Market. Under these standards of independence, an independent director is one who is not an officer or employee of the Company or our subsidiaries or any other individual who has a relationship which, in the opinion of the Board, would interefere with the exercise of independent judgment in carrying out the responsibilities of a director, and who otherwise:

•       is not, and has not within the past three years been, employed by the Company or any of our subsidiaries;

•       has not accepted, and whose immediate family member has not accepted, any payments from the Company or any of our subsidiaries in excess of $60,000 during any period of twelve consecutive months within the past three years, other than the following:

(i)             compensation for service on the Board or any committee of the Board;

(ii)         payment arising solely from investment in our securities;

(iii)     compensation paid to a member of the director’s immediate family who is a non-executive employee of the Company or any of our subsidiaries;

(iv)       benefits under a tax-qualified retirement plan, or non-discretionary compensation; or

(v)           loans permitted under Section 13(k) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•       is not an immediate family member of an individual who is, or at any time during the past three years was, an executive officer of the Company or any of our subsidiaries;

•       is not, and whose immediate family member is not, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current year or in any of the past three years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from investment in our securities or payments under non-discretionary charitable contribution matching programs;

•       is not, and whose immediate family member is not, an executive officer of another entity where at any time during the last three years any of our executive officers served on the compensation committee of such entity; and

•       is not, and whose immediate family member is not, a current partner of our independent registered public accounting firm, or was a partner or employee of our independent registered public accounting firm who worked on our audit at any time during the past three years.

The Board has affirmatively determined that each director, other than James R. Zarley, our Chief Executive Officer, and Tom Vadnais, Senior Vice President of our Commission Junction and Mediaplex divisions, is an “independent director” under both our standards of independence and the criteria for independence set forth in the listing standards of The Nasdaq Stock Market.

In addition, all members of the Audit Committee and the Compensation Committee of the Board of Directors are independent directors. In accordance with the listing standards of The Nasdaq Stock Market, all of the members of the Audit Committee must not accept, directly or indirectly, any compensation from the Company other than directors’ fees and must not be affiliated persons of the Company (other than by virtue of their directorship).

Meetings of Independent Directors

The Board has determined that our independent members will meet a minimum of two times per year in executive session to discuss any issues that might more properly be raised outside of the presence of management and has appointed David S. Buzby as Lead Director to facilitate these meetings.

Code of Ethics and Business Conduct/Reporting of Concerns

We have adopted a Code of Ethics and Business Conduct (the “Code”) for our principal executive, financial and accounting, and other officers, and our directors, employees, agents, and consultants. The Code is publicly available on our website at www.valueclick.com in the “About Us” section. Among other things, the Code addresses such issues as conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets, compliance with applicable laws (including insider trading laws), and reporting of illegal or unethical behavior.

Within the Code, ValueClick has established an accounting ethics complaint procedure for all employees of the Company and our subsidiaries. The complaint procedure is for employees who may have concerns regarding accounting, internal accounting controls and auditing matters. The Company treats all complaints confidentially and with the utmost professionalism. If an employee desires, he or she may submit any concerns or complaints on an anonymous basis, and his or her concerns or complaints will be addressed in the same manner as any other complaints. The Company does not, and will not, condone any retaliation of any kind against an employee who comes forward with an ethical concern or complaint.

The Board also has established a process through which interested parties may communicate directly with Mr. Buzby, the Chairman of the Audit Committee and the Lead Director, or with the Company’s outside compliance attorney, Mr. Brad Weirick at Gibson, Dunn & Crutcher LLP, regarding any ethical concerns or complaints. Confidential communications may be sent directly to Mr. Buzby, c/o the Secretary of the Company, at the Company’s corporate offices, 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362, or to Mr. Weirick at Gibson, Dunn & Crutcher LLP, 333 S. Grand Avenue, Los Angeles, CA, 90071.

Communications with the Board of Directors

The Board has established a process for stockholders and other interested parties to communicate with the Board. Anyone wishing to communicate with the Board should send their communication to the

Company’s corporate headquarters, c/o the Secretary of the Company, at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362. Communications intended for a specific director, such as the Lead Director, or to a committee of the Board should be addressed to their attention, c/o the Secretary of the Company, at this address. The Secretary shall forward all such communications to the appropriate director or directors for consideration.

Nomination of Directors/Director Presence at Annual Meetings

General Criteria

The Company does not have a standing nominating committee, but rather engages both our independent directors as a group as well as the full Board in the process of nominating directors for election. The Board views the breadth of the experience of the full Board as an important aspect of the director nominations process. Nominees for director are selected by the independent directors meeting in executive session and proposed to the full Board for approval. The selection of a candidate for director is not considered by the Company to be effective unless it is approved by a majority of the independent directors of the Board.

The Board does not believe it is in the best interests of the Company to establish rigid criteria for the selection of nominees to the Board. Rather, the Board recognizes that the challenges and needs of the Company will vary over time and, accordingly, believes that the selection of director nominees by the independent directors should be based on skill sets most pertinent to the issues facing or likely to face the Company at the time of nomination. At the same time, the Board believes that the Company will benefit from a diversity of background and experience on the Board and, therefore, the independent directors will consider and seek nominees who, in addition to general management experience and business knowledge, possess, among other attributes, an expertise in one or more of the following areas: finance, technology, international business, investment banking, business law, corporate governance, risk assessment, and investor relations. In addition, there are certain general attributes that the Board believes all director candidates must possess including:

•       A commitment to ethics and integrity;

•       A commitment to personal and organizational accountability;

•       A history of achievement that reflects superior standards for themselves and others; and

•       A willingness to express alternative points of view while, at the same time, being respectful of the opinions of others and working collaboratively as a team player.

The Board has adopted a resolution addressing the director nominations process which is available on our website at www.valueclick.com in the “Investor Relations” section under “Board of Directors.”

Stockholder Nominations

The Board will consider nominees for directors recommended by stockholders when such recommendations are made in accordance with Securities and Exchange Commission (“SEC”) rules regarding stockholder proposals generally. In particular, a stockholder must deliver written notice of such recommendation to the Secretary of the Company, at the Company’s principal executive offices, not later than the close of business on January 2, 2007 in order for such recommendation to be considered for inclusion in the Company’s Proxy Statement and form of proxy for the Annual Meeting of Stockholders to be held in 2007. In addition, stockholder recommendations for director nominees may be presented directly at such meeting, though the Company may be granted discretionary authority to vote proxies with respect to such nominees, if (1) the Company receives notice of such recommendation not later than March 17, 2007 and advises stockholders in the Company’s 2007 Proxy Statement of the nature of the matter and how the Company intends to vote, or (2) the Company does not receive notice of such recommendation prior to March 17, 2007. Notice of the intention to recommend a nominee for director for consideration directly at the Annual Meeting of Stockholders to be held in 2007 should be sent to the Secretary of the Company, at the Company’s principal executive offices.

Selection and Evaluation of Candidates

In addition to considering candidates recommended by stockholders, the Board may consider candidates recommended by current directors, officers and employees of the Company and, in addition, from time to time, may utilize the services of a search firm to identify and approach potential candidates. In evaluating candidates for director, the Board assesses the skills, experience and qualifications of the individual against the general criteria set forth above, including the particular needs of and issues facing the Company at the time. In addition, with regard to current directors, the Board takes into consideration each individual’s past performance as a director. The Board intends to evaluate any stockholder candidates in the same manner as candidates from all other sources.

Director Attendance at Annual Meetings

The Board typically schedules the Annual Meeting in consideration of Board members’ schedules and members of the Board are encouraged to attend the Annual Meeting. One director attended the 2005 Annual Meeting.

Our Board and Committee Structure

Executive Officers, Directors and Other Key Employees

Set forth below is information concerning ValueClick’s directors, executive officers and other key employees as of March 31, 2006.

Name	Age	Position(s)
James R. Zarley	61	Chairman of the Board, Chief Executive Officer and President
Samuel J. Paisley	56	Chief Administrative Officer
Jeffrey A. Pullen	50	Chief Operating Officer—U.S.
Scott H. Ray	41	Chief Financial Officer
Carl White	41	Chief Operating Officer—Europe
Peter Wolfert	42	Chief Technology Officer
Scott P. Barlow	37	Vice President, General Counsel and Secretary
Tom A. Vadnais	58	Director; Senior Vice President, Commission Junction and Mediaplex
David S. Buzby(1)(2)	46	Director
Martin T. Hart(1)(2)	70	Director
Jeffrey F. Rayport(1)	46	Director

(1)          Member of the Audit Committee.

(2)          Member of the Compensation Committee.

JAMES R. ZARLEY is the Chairman of the Board, Chief Executive Officer and President of ValueClick. He has served as Chairman of the Board, and has been an advisor to ValueClick, since May 1998. In February 1999, Mr. Zarley joined ValueClick in a full-time capacity and in May 1999 he became Chief Executive Officer. In January 2001, Mr. Zarley assumed the added position of President of ValueClick. Prior to joining ValueClick, from April 1987 to December 1996, Mr. Zarley was Chief Executive Officer of Quantech Investments, an information services company. From December 1996 to May 1998, Mr. Zarley was the Chairman and Chief Executive Officer of Best Internet until its merger with Hiway Technologies, a Web hosting company, in May 1998. From May 1998 to January 1999, Mr. Zarley was the Chief Operating Officer of Hiway Technologies until its merger with Internet service provider, Verio, Inc. Mr. Zarley currently serves as a director of Texas Roadhouse, Inc., a restaurant chain.

SAMUEL J. PAISLEY is the Chief Administrative Officer of ValueClick. Mr. Paisley joined ValueClick in his initial role of Executive Vice President in April 2000, added the position of Chief Operating Officer—Media in January 2001 and assumed the role of Chief Financial Officer in June 2002. In May 2005, Mr. Paisley assumed the role of Chief Administrative Officer. Mr. Paisley previously served as Chief Financial Officer and Executive Vice President of Automata International, an integrated circuit manufacturer, from June 1998 to March 2000. Between August 1980 and June 1998 he held several positions at KPMG Peat Marwick LLP, an audit firm, finishing his employment as a partner in Information, Communications and Entertainment. Mr. Paisley graduated with a B.A. from Washington & Jefferson College and an M.B.A. from the University of Pittsburgh.

JEFFREY A. PULLEN is the Chief Operating Officer—U.S. of ValueClick. Mr. Pullen joined ValueClick in December 2003 in connection with the Company’s acquisition of Commission Junction, Inc., where Mr. Pullen served as President and Chief Executive Officer. Mr. Pullen’s initial role with the Company was the General Manager of the Company’s Commission Junction division. Mr. Pullen assumed the role of Chief Operating Officer—U.S. in June 2005. Prior to joining Commission Junction, Mr. Pullen served as Senior Vice President and Chief Financial Officer of ChemConnect Inc., a provider of Internet-based auction and exchange services to the chemical industry. From August 1998 to August 2000, Mr. Pullen served as Senior Vice President and Chief Financial Officer of IMX Exchange Inc., an Internet exchange serving the wholesale mortgage industry. From March 1996 to August 1998, Mr. Pullen held senior executive positions in operations and finance for Baker Petrolite Corporation, a specialty chemical company. Prior to joining Baker Petrolite, Mr. Pullen was a partner in the Financial Advisory Services practice of Coopers & Lybrand LLP. Mr. Pullen is a licensed Certified Public Accountant in California, and holds a B.S. with distinction in business administration and accounting from the University of Nebraska.

SCOTT H. RAY is the Chief Financial Officer of ValueClick. Mr. Ray joined ValueClick as the General Manager of the Company’s Mediaplex division in November 2002, assumed the role of Executive Vice President of Finance in August 2004, and assumed the role of Chief Financial Officer in May 2005.  Prior to joining ValueClick in November 2002, Mr. Ray served as the Chief Financial Officer for the following companies:  OpenTV Corp., a provider of interactive television software and services; Internet Barter, Inc.; Bay View Capital Corporation; and, Silicon Valley Bancshares.  Between August 1987 and July 1994, Mr. Ray worked for Coopers & Lybrand LLP and Price Waterhouse LLP. Mr. Ray is a Certified Public Accountant and a Certified Forensic Accountant, and holds a B.S. with honors in accounting from Arizona State University.

PETER WOLFERT joined ValueClick as our Chief Technology Officer in June 2000. Previously, Mr. Wolfert was the Senior Vice President and Director of Information Technology for Mellon Capital Management, an investment management firm in San Francisco, from October 1998 until June 2000. Prior to that he served as Senior Vice President of Information Technology at AIM Funds in San Francisco from October 1995 to October 1998. From January 1992 until October 1995, Mr. Wolfert was Senior Vice President of Information Technology at Trust Company of the West. Mr. Wolfert graduated with a B.S. from the University of California at Davis, and also earned an M.B.A. with emphasis in Management Information Systems from the University of California at Irvine.

CARL WHITE joined ValueClick in October 2001 as the General Manager of ValueClick’s European operations and assumed the role of Chief Operating Officer—Europe in June 2005. Prior to joining ValueClick, Mr. White served as the Chief Operating Officer of 24/7 Europe and was responsible for media and technology businesses in thirteen countries. Prior to that, Mr. White worked as a publisher for BBC Worldwide (the commercial arm of the British Broadcasting Corporation) running commercial and editorial teams across a number of magazine titles and multimedia projects. Mr. White also has senior sales management experience from Gruner and Jahr, Media Week and Centaur communications. Mr. White holds a B.S.c. from Bristol University.

SCOTT P. BARLOW joined ValueClick as our Vice President and General Counsel in October 2001 and has also served as our Secretary since February 2002. Prior to joining ValueClick, Mr. Barlow served as the General Counsel and Secretary for Mediaplex, Inc., a provider of technology-based marketing products and services, from December 2000 to October 2001. From October 1999 to December 2000, Mr. Barlow served as Mediaplex, Inc.’s Assistant General Counsel. Prior to his employment with Mediaplex, Inc., Mr. Barlow was a senior associate with Raifman & Edwards LLP, a San Francisco-based corporate law firm, from 1995 to 1999. Mr. Barlow graduated with a B.S. from the University of Florida and a J.D. from the University of Akron School of Law.

DAVID S. BUZBY has been a director of ValueClick since May 1999. Mr. Buzby is a San Francisco-based investor and operator of entrepreneurial companies. From June 1999 to September 2000, Mr. Buzby was the Chief Operating Officer and a founding investor of Internet Barter, Inc., an international business-to-business e-commerce barter exchange. From August 1994 to January 1999, Mr. Buzby worked with Best Internet, a Web hosting company. Mr. Buzby held various positions at Best Internet including Chief

Financial Officer and Vice Chairman of the Board and was a founding investor. Mr. Buzby graduated with a B.A. from Middlebury College and received an M.B.A. from Harvard Business School.

MARTIN T. HART has been a director of ValueClick since March 1999. Mr. Hart has been a private investor in the Denver area since 1969. Mr. Hart has owned and developed a number of companies into successful businesses, and has served on the board of directors for many public and private corporations. Presently, Mr. Hart is serving on the board of the following public companies: MassMutual Corporate Investors, an investment company; MassMutual Participation Investors, an investment company; Texas Roadhouse, a restaurant chain; and Spectranetics Corporation, a medical device company. He also continues to serve on the board of directors of several private companies. Mr. Hart graduated with a B.A. from Regis University and is a Certified Public Accountant.

TOM A. VADNAIS has been a director of ValueClick since October 2001, and he also serves as the Senior Vice President of ValueClick’s Commission Junction and Mediaplex divisions. From April 2001 to October 2001, Mr. Vadnais was President, Chief Executive Officer and a director of Mediaplex, Inc., a provider of technology-based marketing products and services. Prior to joining Mediaplex, Inc., Mr. Vadnais was the Executive Vice President of Professional Services for Compuware Corporation, a software and professional services provider for IT professionals, where he was retained to perform the integration of Data Processing Resources Corporation (“DPRC”) and managed mergers and acquisitions. Mr. Vadnais was the President and Chief Operating Officer of DPRC, prior to its acquisition by Compuware. From 1992 to 1999, Mr. Vadnais was the President and Chief Operating Officer of Tascor, Inc., a wholly-owned subsidiary of Norrell Inc., where he was a member of Norrell’s board of directors. Until 1992, Mr. Vadnais worked at IBM for twenty-three years in various management roles, where he had experience in sales, marketing, and as Vice President of Operations. He graduated with a B.A. from the University of California, Los Angeles, and an M.B.A. from Golden Gate University.

JEFFREY F. RAYPORT has been a director of ValueClick since May 2002. Dr. Rayport was a former director of Be Free, Inc. Dr. Rayport is a senior partner at Monitor Group, a global strategy and merchant banking firm, and Chairman of Marketspace, a strategic advisory, executive development and software business affiliated with the Monitor Group. From 1991 to 2000, he was a faculty member at Harvard Business School in the Service Management Unit. He currently serves as a director of GSI Commerce, Inc., Andrews McMeel Universal and International Data Group. Dr. Rayport earned an A.B., A.M. and Ph.D. from Harvard University and an M. Phil. from the University of Cambridge (U.K.).

Committees

Audit Committee

Function.   The Company has a standing Audit Committee, which acts under a written charter that was revised in February 2006. Under its charter, the Audit Committee, among other things, appoints our independent registered public accounting firm each year and approves the compensation and terms of engagement of our independent registered public accounting firm, approves services proposed to be provided by our independent registered public accounting firm as well as all services provided by other professional financial services providers, and monitors and oversees the quality and integrity of our accounting process and system of internal controls. The Audit Committee reviews the annual audit reports of our independent registered public accounting firm and reports of examinations by any regulatory agencies, and it oversees our corporate governance program. A copy of the Audit Committee’s charter as revised in February 2006 is attached to this Proxy Statement as Exhibit A. The Audit Committee charter is also publicly available on our website at www.valueclick.com in the “Investor Relations” section under “Board of Directors.”

Members.   The current members of the Audit Committee are David S. Buzby—Chairman, Martin T. Hart, and Jeffrey F. Rayport. Each member of the Audit Committee is an independent director under the listing standards of The Nasdaq Stock Market as well as the Company’s standards of director independence set forth above. In addition, in accordance with the listing standards of The Nasdaq Stock Market, each member of the Audit Committee meets additional independence criteria applicable to Audit Committee members. As determined by the Board, each Audit Committee member meets The Nasdaq Stock Market’s financial literacy requirements, and the Board has determined that Mr. Buzby qualifies as an “audit committee financial expert” as that term is defined by rules of the SEC.

Compensation Committee

The Company has a standing Compensation Committee, which consists of Messrs. Hart and Buzby (both of whom are independent directors under the listing standards of The Nasdaq Stock Market as well as the Company’s standards of director independence set forth above). The Compensation Committee, among other things, reviews and recommends the compensation arrangements for the Company’s Chief Executive Officer and for all other executive officers, reviews general compensation levels for other employees as a group, determines the awards to be granted to eligible persons under the Company’s stock plans, and takes such other actions as may be required in connection with the Company’s compensation and incentive plans.

Board and Committee Meetings

During 2005, the Board of Directors held seven meetings. The Compensation Committee held four meetings in 2005. The Audit Committee held 22 meetings in 2005. In 2005, each director attended or participated in 75% or more of the aggregate number of meetings held by the Board of Directors and meetings held by all committees on which the director served.

PROPOSAL 1
ELECTION OF DIRECTORS

ValueClick’s By-laws provide that the exact number of directors will be fixed from time to time by action of our stockholders or Board of Directors. ValueClick’s Board of Directors has fixed the number of directors for the 2006 fiscal year at five directors. Five members of ValueClick’s Board of Directors will be elected at the Annual Meeting. ValueClick’s Board of Directors has nominated each of the persons listed below to be elected as directors to serve for a one-year term and until his successor is duly elected and qualified.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board of Directors’ five director nominees below. Proxies cannot be voted for more than the five named director nominees.

Each nominee for election has agreed to serve if elected, and ValueClick has no reason to believe that each director nominee will be unavailable to serve. If any director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a director nominee designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the director nominees named below.

The biographies of ValueClick’s nominees for directors are included above, under the heading “Executive Officers, Directors and Other Key Employees.”

The names of the nominees, and certain information about them, are set forth below.

Nominees

Name	Age	Director Since	Position
James R. Zarley	61	1998	Chairman of the Board, Chief Executive Officer and President
Tom A. Vadnais	58	2001	Director; Senior Vice President, Commission Junction and Mediaplex
David S. Buzby	46	1999	Director
Martin T. Hart	70	1999	Director
Jeffrey F. Rayport	46	2002	Director

Vote Required For Approval

The affirmative vote of a plurality of the votes cast is necessary to elect each nominee as a director of the Company. This means that the nominees receiving the highest number of votes cast for the number of positions to be filled are elected.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

Certain Relationships

There are no family relationships among any of our directors or executive officers. In addition, neither the Company nor any of our subsidiaries, during Fiscal 2005, was a party to any transactions in which an executive officer, director, nominee, 5% shareholder or immediate family member of any of the foregoing persons had a material direct or indirect interest. During Fiscal 2005, none of the following were indebted to the Company: (i) executive officers, directors, nominees, or immediate family member of any of the foregoing persons; (ii) corporations or organizations (other than the Company or subsidiaries of the Company) of which an officer, director or nominee of the Company is an executive officer, partner or greater than 10% beneficial owner; or (iii) trusts or other estates with respect to which an executive officer, director or nominee of the Company has a substantial beneficial interest or serves as trustee.

COMPENSATION

Director Compensation

For Fiscal 2005, each non-employee member of our Board of Directors was entitled to annual compensation and stock option grants under our 2002 Incentive Stock Option Plan as follows:

Role	Annual Compensation($)	Stock Options(#)
Member of Board of Directors	$25,000	25,000
Member of Audit Committee	$5,000	5,000
Member of Compensation Committee	$5,000	5,000
Chairman of Audit Committee	$10,000	10,000
Chairman of Compensation Committee	$7,500	7,500
Lead Director	$5,000	5,000
Participation in nomination process	$5,000	5,000
Leading of nomination process	$7,500	7,500

The stock options granted to members of the Board vest over a two-year period, with 50% vesting on each grant anniversary date. The members of the Board are also reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board and committees of the Board. Those directors who are our employees do not receive compensation for their services as directors.

Executive Compensation

The following table sets forth the compensation paid in each of our last three fiscal years to our Chief Executive Officer and our four other most highly compensated executive officers who were serving as executive officers at the end of 2005 and whose total salary and bonus exceeded $100,000 during 2005. We refer to each of these individuals in this Proxy Statement as our “named executive officers.”

Summary Compensation Table

		Annual Compensation				Long-Term Compensation
					Other Annual	Securities	All Other
					Compensation	Underlying	Compensation($)
Name and Principal Position	Year	Salary($)		Bonus($)	($)	Options(#)	(3)
James R. Zarley	2005	$375,000		$445,000	—	500,000	$3,016
Chairman, Chief	2004	$375,000		$150,000	—	—	$3,375
Executive Officer and	2003	$375,000		—	—	150,000	$1,290
President
Samuel J. Paisley	2005	$300,000		$400,000	—	100,000	$3,000
Chief Administrative	2004	$300,000		$150,000	—	50,000	$3,000
Officer	2003	$300,000		—	—	100,000	$3,125
Jeffrey A. Pullen	2005	$321,667	(1)	$220,000	—	100,000	$3,217
Chief Operating	2004	$296,874	(1)	$264,000	—	—	$2,375
Officer—U.S.	2003	$17,188	(1)	—	—	274,076	—
Scott H. Ray	2005	$249,584	(2)	$115,000	—	100,000	—
Chief Financial Officer	2004	$235,000		$87,500	—	50,000	—
	2003	$235,000		$65,500	—	—	—
Peter Wolfert	2005	$300,000		$115,000	—	—	$3,000
Chief Technology	2004	$300,000		$75,000	—	—	$3,125
Officer	2003	$300,000		—	—	50,000	$5,450

(1)          Mr. Pullen became the General Manager of the Company’s Commission Junction division in December 2003 in connection with the Company’s acquisition of Commission Junction, Inc. Mr. Pullen’s initial annual base salary was $275,000. Mr. Pullen’s base salary increased from $275,000 to $300,000 effective January 2004, and increased to $340,000 effective June 2005 in connection with his promotion to Chief Operating Officer—U.S.

(2)          Mr. Ray’s annual base salary increased from $235,000 to $260,000 effective May 2005 in connection with his promotion to Chief Financial Officer.

(3)          Represents 401(k) matching contributions paid by ValueClick on the executive’s behalf.

Option Grants in Fiscal 2005

The following table sets forth information regarding options granted to each named executive officer during Fiscal 2005. We did not grant any stock appreciation rights to any named executive officers during Fiscal 2005.

	Number of	Percent of	Exercise		Potential Realizable Value
	Securities	Total Options	Price Per		at Assumed Annual Rates
	Underlying	Granted to	Share		of Stock Appreciation
	Options	Employees in	($/share)	Expiration	for Option Term(4)
Name	Granted(#)(1)	2005(2)	(3)	Date	5%($)	10%($)
James R. Zarley	500,000	12.1%	$12.87	July 28, 2015	$4,046,937	$10,255,733
Samuel J. Paisley	100,000	2.4%	$12.87	July 28, 2015	$809,387	$2,051,147
Jeffrey A. Pullen	100,000	2.4%	$12.87	July 28, 2015	$809,387	$2,051,147
Scott H. Ray	50,000	1.2%	$12.68	February 16, 2015	$398,719	$1,010,443
	50,000	1.2%	$16.88	October 27, 2015	$530,787	$1,345,199
Peter Wolfert	—	—	—	—	—	—

(1)          The options vest monthly over a four-year period measured from the date of grant.

(2)          During Fiscal 2005, we granted options to purchase 4,144,436 shares of our common stock.

(3)          Options were granted at an exercise price equal to the fair market value of our common stock at the date of the grant as measured by the closing price of our common stock as reported on The Nasdaq Stock Market. Each option has a maximum term of ten years, subject to earlier termination upon the optionee’s cessation of service with ValueClick, Inc.

(4)          Potential realizable values are net of exercise price, but before the payment of taxes associated with exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent our estimates or projections of our future common stock prices. These amounts represent assumed rates of appreciation in the value of our common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

Option Exercises in Fiscal 2005 and Fiscal Year-End Option Values

The following table sets forth information with respect to each of our named executive officers concerning their exercise of stock options during Fiscal 2005 and the number of shares subject to unexercised stock options held by them as of the close of such fiscal year.

In the following table, the “Value Realized” is equal to the difference between the fair value of the shares at the time of exercise and the exercise price paid for the shares and the “Value of Unexercised In-The-Money Options” is based on the closing price per share at the end of trading on December 30, 2005 less the exercise price payable per share. Options are “In-the-Money” if the fair market value of the underlying option exceeds the exercise price of the option.

			Number of Shares of		Value of Unexercised
	Number of		Common Stock underlying		In-the-Money
	Shares		Unexercised Options at		Options at
	Acquired on	Value	December 31, 2005		December 31, 2005
Name	Exercise(#)	Realized($)	Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)
James R. Zarley	781,250	$9,469,562	114,583	604,167	$1,251,665	$4,793,960
Samuel J. Paisley	100,000	$1,304,300	268,751	181,249	$3,875,209	$1,684,491
Jeffrey A. Pullen	—	—	219,987	154,089	$2,913,381	$1,201,573
Scott H. Ray	50,650	$824,348	72,212	148,958	$813,650	$1,021,548
Peter Wolfert	58,125	$946,061	147,084	44,791	$2,302,210	$701,052

COMMITTEE REPORTS

Report of the Compensation Committee of the Board of Directors
on Executive Compensation

The following is a report of the Compensation Committee of the Board of Directors (the “Compensation Committee”) describing the compensation policies applicable to our executive officers during Fiscal 2005. The Compensation Committee is responsible for ensuring that we provide competitive compensation practices and that those practices are in accordance with all legal requirements and are of the highest quality. These responsibilities include making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the corporation, and stock compensation awarded to all employees.

General Compensation Policy

Under the supervision of the Compensation Committee, our compensation policy is designed to attract and retain qualified key executives critical to our growth and long-term success. It is the objective of the Compensation Committee to have a portion of each executive’s compensation contingent upon our performance and/or the individual’s personal performance. Accordingly, each executive officer’s compensation package is generally comprised of three elements: (1) base salary which reflects individual performance and expertise; (2) variable bonus awards established explicitly in employment agreements or determined individually by the Board or Compensation Committee, payable in cash and tied to the achievement of certain performance goals; and (3) long-term, stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and our stockholders.

The following summary describes in more detail the factors which the Compensation Committee considers in establishing each of the three primary components of the compensation package generally provided to the executive officers.

Base Salary

The level of base salary is established on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, compensation levels at companies which compete with us for business and executive talent, and incentives necessary to attract and retain qualified management. Base salary is adjusted periodically to take into account the individual’s performance and to maintain a competitive salary structure. It is the policy of ValueClick that the Compensation Committee or the Board of Directors review and approve base wage compensation proposals for executive officers.

Cash-Based Incentive Compensation

Cash bonuses are awarded to executive officers on the basis of their success in achieving designated individual goals and our success in achieving specific Company-wide goals, such as revenue growth, earnings targets and new business opportunities.

Long-Term Incentive Compensation

We utilize our stock plans to provide executive officers and other key employees with incentives to maximize long-term stockholder values. Awards under these plans take the form of stock options designed to give the recipient a meaningful stake in the equity in ValueClick and thereby closely align his or her interests with those of our stockholders.

Compensation of the Chief Executive Officer

The plans and policies discussed above were the basis for the 2005 compensation of the Company’s Chief Executive Officer, James R. Zarley. In accordance with these plans and policies, Mr. Zarley’s salary was increased from $200,000 to $375,000 in February 2002 and remained at that level for the duration of 2002 and through 2005. On July 28, 2005, the Company granted 500,000 stock options to Mr. Zarley (the “Options”). The Options were issued with an exercise price of $12.87 and vest monthly over a period of four years. In addition, Mr. Zarley earned a cash bonus of $150,000 and $445,000 during 2004 and 2005, respectively, which were awarded based upon the Company’s financial performance during the respective years, specifically the achievement of revenue and earnings targets.

Deductibility of Executive Compensation

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and the four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by ValueClick to each of our named executive officers is expected to be below $1 million and the Compensation Committee believes that options granted under our 2002 Incentive Stock Option Plan to such officers will meet the requirements for qualifying as performance-based, the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to us with respect to the compensation of our named executive officers. It is the Compensation Committee’s policy to qualify, to the extent reasonable, our named executive officers’ compensation for deductibility under the applicable tax law. However, we may from time to time pay compensation to our named executive officers that may not be tax deductible.

Submitted by the Compensation Committee of the Board of Directors

David S. Buzby
Martin T. Hart

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors has furnished the following report on Audit Committee matters:

Pursuant to its charter, the Audit Committee is primarily responsible for overseeing and monitoring the accounting, financial reporting and internal controls practices of the Company and our subsidiaries. Its primary objective is to promote and preserve the integrity of the Company’s financial statements and the independence and performance of the Company’s independent registered public accounting firm. The Committee also oversees the performance of the Company’s corporate governance function and the Company’s compliance with legal and regulatory requirements.

It is important to note, however, that the role of the Audit Committee is one of oversight, and the Committee relies, without independent verification, on the information provided to it and the representations made by management, the Company’s corporate governance personnel and the Company’s independent registered public accounting firm. Management retains direct responsibility for the financial reporting process and system of internal controls.

In furtherance of its role, the Audit Committee has an annual agenda which includes periodic reviews of the Company’s internal controls and of areas of potential exposure for the Company such as litigation matters. The Committee meets at least quarterly and reviews the Company’s interim financial results and earnings releases prior to their publication.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services, and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Company’s independent registered public accounting firm and management report annually to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed. All services provided by PricewaterhouseCoopers LLP and Deloitte & Touche LLP and the related fees in the 2005 and 2004 fiscal years were approved in accordance with the Audit Committee’s policy.

The Audit Committee has reviewed and discussed with management (i) the audited financial statements of the Company for Fiscal 2005, (ii) the Company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2005 and (iii) the related opinions by the Company’s independent registered public accounting firm. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee also has received written disclosures and a letter from PricewaterhouseCoopers LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP the independence of that firm. Based upon these materials and discussions, the Audit Committee has recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Submitted by the Audit Committee of the Board of Directors

David S. Buzby , Chairman
Martin T. Hart
Jeffrey F. Rayport

STOCKHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a graph comparing the cumulative total stockholder return of $100 invested in our common stock on December 31, 2000 through December 31, 2005 relative to the cumulative total return of $100 invested in The Nasdaq Stock Market (U.S.) Index and the RDG Internet Composite Index calculated similarly for the same period.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG VALUECLICK, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
AND THE RDG INTERNET COMPOSITE INDEX

*                    $100 invested on 12/31/00 in stock or index—including reinvestment of dividends.
Fiscal year ending December 31.

MARKET VALUE

On December 31, 2005, the closing price of a share of the Company’s common stock on The Nasdaq Stock Market was $18.11.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

ValueClick has entered into employment agreements with each of Messrs. Zarley, Paisley, Pullen, Ray, and Wolfert. These employment agreements continue until terminated by either us or the employee. Upon a change in control of the Company, as defined in their respective employment agreements, in which employment with the Company is involuntarily terminated without cause: (i) the employment agreements with Messrs. Zarley, Paisley and Wolfert provide for the payment of one year of annual base salary and the immediate vesting of all unvested stock options, (ii) the employment agreement with Mr. Pullen provides for the payment of nine months of annual base salary, and (iii) the employment agreement with Mr. Ray provides for the payment of six months of annual base salary and the immediate vesting of 50% of his unvested stock options.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Hart and Buzby.

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of our executive officers serving as a member of our Compensation Committee or Board of Directors.

Our policy is that any future related party transactions, as described under Item 404 of Regulation S-K, be approved in advance by the Audit Committee and be on terms no less favorable to us than we could obtain from non-affiliated parties.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of April 3, 2006, except as noted in the footnotes below, by:

•       Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

•       Each named executive officer;

•       Each of our directors; and

•       All of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options held by that person that are currently exercisable or that will become exercisable within sixty days after April 3, 2006, are deemed to be beneficially owned by the person, even if the options have not actually been exercised, and are deemed to be outstanding for the purpose of computing the percentage ownership of that person. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 3, 2006, 102,430,962 shares of our common stock were issued and outstanding. Unless otherwise indicated in the footnotes below, and subject to community property laws where applicable, each of the named persons have sole voting and investment power with respect to the shares shown as beneficially owned. Unless otherwise indicated, the address of the beneficial owner below is c/o ValueClick, Inc., 30699 Russell Ranch Road, Suite 250, Westlake Village, California 91362.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Directors and Named Executive Officers:
James R. Zarley(1)	924,362	*
Samuel J. Paisley(2)	444,792	*
Jeffrey A. Pullen(3)	240,819	*
Scott H. Ray(4)	103,463	*
Peter Wolfert(5)	192,916	*
David S. Buzby(6)	212,875	*
Martin T. Hart	260,000	*
Tom A. Vadnais(7)	177,966	*
Jeffrey F. Rayport(8)	101,175	*
5% Stockholders:
William Blair & Company, L.L.C.(9)	5,915,659	5.8%
All Directors and Executive Officers as a group (11 persons)(10)	2,792,908	2.7%

*                    Less than 1%

(1)          Includes 322,917 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2006.

(2)          Includes 344,791 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2006.

(3)          Includes 240,819 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2006.

(4)          Includes 103,463 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2006.

(5)          Includes 192,916 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2006.

(6)          Includes 47,700 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2006.

(7)          Includes 66,667 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2006.

(8)          Includes 101,175 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2006.

(9)          Number of shares beneficially owned based on Schedule 13G filed with the SEC on February 14, 2006.  The address of William Blair and Company, L.L.C. is 222 W. Adams, Chicago, IL, 60602.

(10)   Includes 1,420,448 shares of common stock issuable upon the exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 3, 2006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On July 15, 2005, the Audit Committee dismissed Deloitte & Touche LLP as the Company’s independent registered public accounting firm. The report of Deloitte & Touche LLP on the consolidated financial statements of the Company and our subsidiaries for the year ended December 31, 2004 contained an unqualified audit opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004, Deloitte & Touche LLP expressed an adverse opinion in its report dated March 31, 2005 on the effectiveness of the Company’s internal control over financial reporting related to a material weakness in the operation of controls for evaluating and documenting the assessment of valuation allowances recorded against deferred income tax assets. The Company’s Audit Committee discussed the subject matter of the adverse opinion with Deloitte & Touche LLP prior to the March 31, 2005 report. In connection with our audit for 2004, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference thereto in its report on the consolidated financial statements of the Company for such year. There were no reportable events with Deloitte & Touche LLP (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm as of July 15, 2005. During the two most recent fiscal years and through July 15, 2005, except as it relates to the audit and review services performed by PricewaterhouseCoopers LLP for the year ended December 31, 2003 and for the first quarter of 2004, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the following:

1)              The application of accounting principles to a specified transaction, either completed or proposed;

2)              The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

3)              Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

4)              Any matter that was the subject of a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company’s new independent registered public accounting firm, PricewaterhouseCoopers LLP, audited the consolidated financial statements of the Company and our subsidiaries as of and for the year ended December 31, 2005. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with an opportunity to make a statement if they desire to do so, and the representatives are expected to be available to respond to appropriate questions. The Audit Committee of the Board of Directors will select the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company and our subsidiaries for the year ending December 31, 2006. The Audit Committee has considered whether the provision of services by PricewaterhouseCoopers LLP and Deloitte & Touche LLP, other than the audit of the financial statements of the Company for fiscal years 2005 and 2004 and the reviews of the quarterly financial statements during these periods, is compatible with maintaining PricewaterhouseCoopers LLP’s and Deloitte & Touche LLP’s independence.

During Fiscal 2005 and 2004, PricewaterhouseCoopers LLP and Deloitte & Touche LLP provided the following services to ValueClick:

PricewaterhouseCoopers LLP	Fiscal 2005 Fees($)	Fiscal 2004 Fees($)
Audit Services	$2,563,000	$42,000
Audit-Related Services	—	—
Tax Services	$87,000	—
All Other Services	$1,500	—

Deloitte & Touche LLP	Fiscal 2005 Fees($)	Fiscal 2004 Fees($)
Audit Services	$559,000	$1,303,000
Audit-Related Services	—	$63,000
Tax Services	$5,000	—
All Other Services	—	—

Audit Services.   Fees for audit services provided by PricewaterhouseCoopers LLP for Fiscal 2005 include the annual audit, the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the second and third quarters of 2005, and assistance with and review of documents filed with the SEC. Fees for audit services provided by PricewaterhouseCoopers LLP for Fiscal 2004 include their review of the consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the first quarter of 2004, and assistance with and review of documents filed with the SEC, including the issuance of their consent for the inclusion in the 2004 Form 10-K of their audit report on the Company’s 2003 consolidated financial statements.

Fees for audit services provided by Deloitte & Touche LLP for Fiscal 2004 include the annual audit and the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the second and third quarters of 2004. Fees for audit services provided by Deloitte & Touche LLP for Fiscal 2005 include their review of the consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the first quarter of 2005, and assistance with and review of documents filed with the SEC, including the issuance of their consent for the inclusion in the 2005 Form 10-K of their audit report on the Company’s 2004 consolidated financial statements.

Audit-Related Services.   Fees for audit-related services provided by Deloitte & Touche LLP in 2004 consist of financial due diligence services in connection with a business acquisition by the Company.

Tax Services.   Fees for professional tax services provided by PricewaterhouseCoopers LLP in 2005 consist of detailed tax studies and tax compliance services. Fees for professional tax services provided by Deloitte & Touche LLP in 2005 consist of tax compliance services.

All Other Services.   Fees related to all other services provided by PricewaterhouseCoopers LLP in 2005 consist of the licensing to the Company of an accounting research tool.

EXPENSES OF SOLICITATION

The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone or personal interview. Banks, brokerage houses, custodians, nominees, and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR
ANNUAL MEETING IN 2007

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

Stockholder proposals intended to be presented at the Annual Meeting of Stockholders to be held in 2007 must be received by the Company on or before January 1, 2007 in order to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company’s Proxy Statement and form of proxy. Any stockholder proposals should be mailed to: Secretary, ValueClick, Inc., 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

In accordance with SEC rules, the Company may be granted discretionary authority to vote proxies on certain matters introduced by a stockholder who wishes to present a proposal directly at the Annual Meeting of Stockholders to be held in 2007, including recommendations of a nominee for director or other items of business. Subject to SEC rules governing the exercise of discretionary authority, such authority will be granted if (1) the Company receives notice of such proposal not later than March 17, 2007 and advises stockholders in the Company’s Proxy Statement of the nature of the matter and how the Company intends to vote, or (2) the Company does not receive notice of such proposal prior to March 17, 2007. Notice of intention to present proposals should be mailed to: Secretary, ValueClick, Inc., 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ValueClick’s executive officers and directors, and persons who beneficially own more than 10% of a registered class of ValueClick equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or Form 5 with the SEC. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish ValueClick with copies of all Section 16(a) forms that they file. Based solely on ValueClick’s review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for such persons, ValueClick believes that, for the reporting period from January 1, 2005 to December 31, 2005, our executive officers and directors complied with all of their reporting requirements under Section 16(a) for such fiscal year. There are no stockholders who own more than 10% of a registered class of ValueClick equity securities.

OTHER MATTERS

The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

EXHIBIT A

AUDIT COMMITTEE CHARTER

VALUECLICK, INC.

I.   PURPOSE

The primary function of the Audit Committee is to represent and assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (1) the Corporation’s accounting and financial reporting processes, including the audits of the Corporation’s financial statements, the financial information which will be provided to the Corporation’s stockholders and others, and the integrity of the Corporation’s financial statements; (2) the systems of internal controls which management has established; (3) the Corporation’s compliance with legal and regulatory requirements; and (4) the Corporation’s audit processes, including the qualifications and independence of the outside auditor and the performance of the Corporation’s internal audit function and the outside auditor.

II.   COMPOSITION

The Audit Committee shall be comprised of three or more independent directors, as appointed by the Board, including one chair. For purposes hereof, the term “independent” shall mean a director who meets The Nasdaq Stock Market, Inc. (“NASDAQ”) standards of “independence” for directors and audit committee members, as determined by the Board.

All members of the Committee shall be able to read and understand fundamental financial statements and at least one member of the Committee shall be an “audit committee financial expert,” as determined by the Board in accordance with Securities and Exchange Commission rules. In addition, no Committee member may have participated in the preparation of the financial statements of the Corporation or any of the Corporation’s current subsidiaries at any time during the past three years.

III.   MEETINGS

The Committee shall meet on a regular basis and shall hold additional meetings as circumstances require. The Committee shall meet separately in executive session, periodically, with management, those responsible for the internal audit functions of the Corporation, and the outside auditor. The Committee shall report regularly to the Board with respect to its activities.

IV.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

1.                Review and discuss with management and the outside auditor the Corporation’s annual audited and quarterly unaudited financial statements, including: (a) an analysis of the auditor’s judgment as to the quality of the Corporation’s accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the development, selection and reporting of accounting policies that may be regarded as critical; and (c) major issues regarding the Corporation’s accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles and financial statement presentations. In addition, the Committee shall receive reports from the outside auditor as required by the rules of the Securities and Exchange Commission.

2.                Recommend to the Board, based on the review and discussion described in paragraphs (1) and (6), whether the financial statements should be included in the Annual Report on Form 10-K.

3.                Review earnings press releases, and corporate practices with respect to earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies. The chair of the Committee may represent the entire Committee for purposes of this review.

4.                Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of the outside auditor. In this regard, the Committee shall have the sole authority to: (a) appoint and retain, (b) approve the fees and other compensation to be paid to, (c) when appropriate, terminate, and (d) oversee, the outside auditor, which shall report directly to the Committee.

5.                Approve in advance all audit and permissible non-audit services to be provided by the outside auditor and establish policies and procedures for the engagement of the outside auditor to provide audit and permissible non-audit services.

6.                Consider, at least annually, the independence of the outside auditor, including whether the outside auditor’s performance of permissible non-audit services is compatible with the auditor’s independence; on an annual basis, obtain a formal written statement from the outside auditor delineating all relationships between the outside auditor and the Corporation, consistent with Independence Standards Board Standard 1, and any other relationships that may adversely affect the independence of the outside auditor; and review and discuss with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor.

7.                Review with the outside auditor the scope and results of the annual audit and, following completion of the annual audit, review separately with the outside auditor, those responsible for the internal audit functions of the Corporation, and management any significant difficulties encountered during the course of the audit and management’s response.

8.                Review the scope and results of the internal audit program.

9.                Receive reports regarding, and review with the outside auditor, those responsible for the internal audit functions of the Corporation, and management, the adequacy and effectiveness of the Corporation’s: internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the outside auditor or management).

10.         Receive reports regarding, and review with management, the adequacy and effectiveness of the Corporation’s disclosure controls and procedures.

11.         Review and approve all “related party transactions,” as defined in applicable Securities and Exchange Commission rules.

12.         Review and discuss the Corporation’s policies with respect to risk assessment and risk management.

13.         Establish procedures for receiving and handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

14.         Establish and oversee policies for the hiring of employees and former employees of the outside auditor.

15.         Review the Corporation’s compliance programs with respect to applicable laws and regulations, and the Corporation’s code of conduct and program to monitor compliance with the code.

16.         Oversee the preparation of the report required by SEC rules to be included in the Corporation’s proxy statement.

17.         Evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any changes to the Board.

18.         Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

V.   OUTSIDE ADVISORS

The Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Committee in the performance of its functions. The Committee shall have sole authority to approve related fees and retention terms and shall receive appropriate funding from the Corporation, as determined by the Committee, for payment of fees to any such advisors and for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS VALUECLICK, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 2, 2006

The undersigned hereby appoints James R. Zarley and Samuel J. Paisley, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of ValueClick, Inc. to be held at the Company’s headquarters located at 30699 Russell Ranch Road, Suite 250, Westlake Village, California, on Monday, June 2, 2006 at 9:00 AM Pacific Time, and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your VALUECLICK INC. account online.

Access your VALUECLICK INC. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for VALUECLICK INC., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between
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Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED,WILL BE VOTED “FOR” THE PROPOSALS.						Mark here ☐
for Address
Change or
Comments
PLEASE SEE REVERSE SIDE

	FOR	WITHHELD
FOR ALL
ITEM 1. ELECTION OF	☐	☐	ITEM 2–Other Business. In their discretion, the proxies are authorized to vote
DIRECTORS			upon such other business as may properly come before the meeting
Nominees:			and at any and all adjournments thereof. The board of directors at
01 James R. Zarley	05 Jeffrey F. Rayport		present knows of no other business to be presented by or on behalf
02 David S. Buzby			of ValueClick or the board of directors at the meeting.
03 Martin T. Hart
04 Tom A. Vadnais

Withheld for the nominees you list below: (Write that
nominee’s name in the space provided below.)

Signature				Signature		Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet				Telephone		Mail
http://www.proxyvoting.com/vclk				1-866-540-5760
Mark sign and date
Use the internet to vote your			OR	Use any touch-tone telephone to	OR	your proxy card
proxy. Have your proxy card in				vote your proxy. Have your proxy		and
hand when you access the web				card in hand when you call.		return it in the
site.						enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.